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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement No. 33-35276, Registration Statement No. 33-39156, Registration Statement No. 33-54870, and Registration Statement No. 33-64798.

                                          ARTHUR ANDERSEN LLP

Orange County, California
February 7, 1995